Statement of Additional Information Supplement

August 16, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 16, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated June 30, 2021

Next Gen Emerging Markets Portfolio (the "Fund")

The advisory fee rate for the Fund and the expense limitation for each class of shares of the Fund has been reduced.

Accordingly, the second paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" is hereby deleted and replaced with the following:

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Company's Board of Directors, makes or oversees the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of the Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Fund. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least two years from the date of the Next Gen Emerging Markets Reorganization (as defined in the section of the Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" that shows the contractual rate of advisory fees and maximum expense ratios for each share class of the Fund is hereby deleted and replaced with the following:

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Next Gen Emerging Markets	1.20% of daily net assets.	1.25%	1.60%	2.10%	2.35%	1.20%

Please retain this supplement for future reference.